UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2006

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-25051	74-2231986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4295 San Felipe Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 693-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 20, 2006, Prosperity Bancshares, Inc. (“Prosperity”) posted on its website a slide presentation to investors related to its proposed business combination with Texas United Bancshares, Inc. The slide presentation presents financial information as of and for the six months ended June 30, 2006. The slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit. Prosperity is not undertaking to update this presentation.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 8.01	Other Events

See attached Investor Presentation furnished as Exhibit 99.1

Additional Information About the Prosperity – Texas United Transaction

In connection with the proposed merger of Texas United into Prosperity, Prosperity will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 to register the shares of Prosperity’s common stock to be issued to the shareholders of Texas United. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of Prosperity and Texas United seeking their approval of the proposed transaction. We urge investors and security holders to read the Registration Statement on Form S-4 and the joint proxy statement/prospectus included within the Registration Statement on Form S-4 and any other relevant documents to be filed with the Securities and Exchange Commission in connection with the proposed transaction, because they contain important information about Prosperity, Texas United and the proposed transaction.

Investors and security holders may obtain free copies of the joint proxy statement/prospectus (when available) and other related documents filed by Prosperity and Texas United with the SEC through the SEC’s website at www.sec.gov. Documents filed with the SEC by Prosperity will be available free of charge by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations. Prosperity’s telephone number is (281) 269-7199. Documents filed with the SEC by Texas United will be available free of charge by directing a request by telephone or mail to Texas United Bancshares, Inc., 109 N. Main Street, La Grange, Texas 78645. Texas United’s telephone number is (979) 968-7294.

Participants in the Prosperity – Texas United Transaction

Prosperity, Texas United and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies in favor of the merger from Prosperity’s shareholders and Texas United’s shareholders. Information about Prosperity’s directors, executive officers, and members of management is set forth in the proxy statement for Prosperity’s 2006 Annual Meeting of Shareholders filed with the SEC on March 17, 2006. Information about Texas United’s directors, executive officers, and members of management is set forth in the proxy statement for Texas United’s 2006 Annual Meeting of Shareholders filed with the SEC on April 24, 2006.

Forward Looking Statements

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Prosperity Bancshares with the Securities and Exchange Commission in press releases, and in oral and written statements made by or with the approval of Prosperity Bancshares that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. These forward-looking statements are based on current expectations, assumptions, estimates and projections about Prosperity Bancshares and its subsidiaries. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Prosperity’s control, that may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to the risk that the businesses of Prosperity and Texas United will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; the ability to obtain regulatory approvals of the merger on the proposed terms and schedule; the failure of Prosperity’s or Texas United’s shareholders to approve the merger agreement; continue to provide products and services that appeal to our customers; access to debt and equity capital markets we may be limited or not available; and our sales objectives may not be achieved. Other risks include the possibility that credit quality could deteriorate; actions of competitors; changes in laws and regulations (including changes in governmental interpretations of regulations and changes in accounting standards); customer and consumer demand, including customer and consumer response to marketing; effectiveness of spending, investments or programs; fluctuations in the cost and availability of supply chain resources; economic conditions, including currency rate fluctuations and interest rate fluctuations; weather; and the stock price volatility associated with “small-cap” companies. These and various other factors are discussed in Prosperity’s most recent Annual Report on Form 10-K and other reports and statements it has filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits. The following are filed as exhibits to this current report on Form 8-K: Exhibits. The following are filed as exhibits to this current report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Investor Slide Presentation dated July 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: July 21, 2006	By:	/s/ James D. Rollins III
James D. Rollins III
President and Chief Operating Officer

EXHIBIT INDEX

Exhibits. The following are filed as exhibits to this current report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Investor Slide Presentation dated July 20, 2006